UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2015

DUKE ENERGY CAROLINAS, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina (State or Other Jurisdiction of Incorporation or Organization)	1-04928 (Commission File Number)	56-0205520 (IRS Employer Identification No.)

526 South Church Street

Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

On March 12, 2015, Duke Energy Carolinas, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated March 9, 2015 (the “Underwriting Agreement”), with Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 3.75% Series due 2045 (the “Mortgage Bonds”).  The Mortgage Bonds were sold to the Underwriters at a discount to their principal amount.  The Mortgage Bonds were issued under the First and Refunding Mortgage, dated as of December 1, 1927, as amended and supplemented from time to time, including by the Ninety-sixth Supplemental Indenture (the “Supplemental Indenture”), dated as of March 12, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the Mortgage Bonds (collectively, the “Mortgage”).  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Mortgage, the Supplemental Indenture, which together with the form of global notes evidencing the Mortgage Bonds, is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-191462-05.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit	Description

Exhibit 4.1	Ninety-sixth Supplemental Indenture, dated as of March 12, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, and form of global notes

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated March 9, 2015, among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC
Date: March 12, 2015

	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Ninety-sixth Supplemental Indenture, dated as of March 12, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, and form of global notes

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated March 9, 2015, among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein